CONTRACT
                                    --------




         THIS AGREEMENT IS DATED FOR REFERENCE the 3rd day of December, 1999 (hereinafter referred to as the "Agreement").

         BETWEEN:

                  ROGER L. BETTERTON, at the postal address of #1903-198 Aquarius Mews, Vancouver, British Columbia (hereinafter referred to as "Betterton")

                  CHRISTOPHER E. GEORGELIN, at the postal address of 3340 Blundell Road, Vancouver, British Columbia (hereinafter referred to as ("Georgelin")

AND:

                  PHON-NET.COM, INC., a British Columbia company with a place of business and postal address at #600-750 West Pender Street, Vancouver, British Columbia (hereinafter referred to as the "Client")

         WHEREAS:

         A. Georgelin provides services relating to the design and development of software programs and systems;

         B. The Client wishes to hire Georgelin as a contractor for the purpose of providing the remaining services set out in an Agreement between Quad-Ling Software, Inc. dated the 30th day of June 1999.

         THEREFORE, in consideration of the mutual promises contained in this Agreement, Betterton, Georgelin, and the Client agree as follows:

1.       SERVICES PROVIDED

         Georgelin will honor remaining services and agreements in Exhibit "A" (hereinafter referred to as "Exhibit A") between Client and Quad-Ling Software, Inc. dated the 30th day of June 1999.



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2.       PAYMENT FOR SERVICES PROVIDED

As full compensation for all services rendered hereunder, and in lieu of any and all amounts that may have been payable to Quad-Ling Software, Inc. under the initial Amended Agreement referred to as Exhibit A, the Client (i) agrees to issue to those persons identified on Exhibit "B" (hereinafter referred to as "Exhibit B"), an aggregate of one million (1,000,000) shares of the Client's Common Stock (hereinafter referred to as "Common Shares"), on December 1, 1999 and (ii) hereby grants to those persons identified on Exhibit B hereto, options to purchase two million (2,000,000) shares of the Client's Common Stock (hereinafter referred to as "Option Shares"), exercisable at $.40 per share beginning on the date of December 1, 1999, and continuing for a period of eighteen (18) months hereafter. This agreement is to replace the Amended Agreement between Quad-Ling Software, Inc. and the Client due to non-performance. The Common Shares and Options received will be the remaining balance of the Amended Agreement referred to in Exhibit A.

3.       CHOICE OF LAW

         The laws of the Province of British Columbia shall govern this Agreement and any disputes arising from this Agreement.

4.       DISPUTE RESOLUTION

         All disputes arising out of or in connection with this Agreement, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by arbitration administered by the British Columbia International Commercial Arbitration Centre ("BCICAC") pursuant to its rules, or if the Parties otherwise agree, by any other arbitrator and pursuant to rules as agreed upon.

         If the parties agree not to have their dispute arbitrated by the BCICAC, then any legal action with respect to this Agreement shall be commenced at a court registry and be heard by a court within the City of Vancouver.

5.       ENTIRE AGREEMENT

         This Agreement, including the Exhibits, attached hereto, comprise the entire Agreement between Betterton, Georgelin and the Client.

6.       EFFECTIVE DATE

         This Agreement comes into force on the 3rd of December, 1999.


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7.       EXECUTION BY TELECOPY

         This Agreement may be executed by the parties and transmitted by facsimile transmission and if so executed and transmitted this agreement will be for all purposes as effective as if the parties had delivered an unexecuted original agreement.

         IN WITNESS of the foregoing, this Agreement has been signed by the authorized signatories for Betterton, Georgelin, and the Client on the dates noted below.

SIGNED by Roger L. Betterton                )
on the 3RD  day of DECEMBER, 2000           )
in the presence of:                         )      /S/ ROGER L. BETTERTON
                                                   -----------------------
                                            )      Roger L. Betterton
Name:  Mayumi Karoda                        )
Address:806 L1600 Beach Ave                 )
Van Couver, BC                              )


SIGNED by Christopher E. Georgelin          )
on the 3RD  day of DECEMBER, 2000           )
in the presence of:                         )      /S/ CHRISTOPHER E. GEORGELIN
                                                   -----------------------------
                                            )      Christopher E. Georgelin
Name:  Mayumi Karoda                        )
Address:806 L1600 Beach Ave                 )
Van Couver, BC                              )

SIGNED by Brian Collins, authorized         )
signatory for PHON-NET.COM, INC.,           )
on the 3RD  day of DECEMBER, 2000           )      PHON-NET.COM, INC., by its
in the presence of:                         )      authorized signatory:
                                            )
Name:  Mayumi Karoda                        )
Address:806 L1600 Beach Ave                 )
Vancouver, BC                               )      /S/
                                                   -----------------------------


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                                    EXHIBIT A



         Contract between Quad-Ling Software, Inc. and Phon-Net.com, Inc. dated the 30th day of June, 1999.

                                    EXHIBIT B


                                     NUMBER OF SHARES         NUMBER OF
NAME                                  COMMON SHARES            OPTIONS
----                                  -------------            -------

Roger L. Betterton                       640,000              1,280,000
RR 3, Box 142
Pana, IL 62557 S.S.#: ###-##-####

Christopher E. Georgelin                 360,000                720,000
3340 Blundell Road
Richmond, BC V7C 1G3
S.S.#: 731-986-063